UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2023
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Director to the Board

On July 2, 2023, the Board of Directors (the “Board”) of Groupon, Inc. (the “Company”) appointed Mr. Jason Harinstein to the Board.

Mr. Harinstein, 47, currently serves as the Chief Financial Officer of Collectors Holdings, Inc. (“Collectors”), a company that provides authentication, grading and marketplaces for the collectibles industry, a position that he has held since December 2021. Previously, Mr. Harinstein served as the Chief Financial Officer of Flatiron Health, a healthcare technology company, from 2017 to 2021. Prior to Flatiron Health, Mr. Harinstein served as Senior Vice President, Corporate Development and Strategy of the Company from 2011 to 2017. From 2005 to 2011, Mr. Harinstein was a Director of Corporate Development at Google. Mr. Harinstein received his Bachelor of Arts in Economics from Northwestern University and a Master of Business Administration from the University of Chicago Booth School of Business.

Also on July 2, 2023, the Board appointed Mr. Harinstein to the Audit Committee. The Board affirmatively determined that Mr. Harinstein (i) is an independent director under the applicable rules of Nasdaq as such term is defined in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and (ii) meets all applicable requirements for membership on the Audit Committee.

Mr. Harinstein will receive compensation consistent with the Company’s compensation program for non-employee directors, as described in the Company’s proxy statement, filed with the U.S. Securities and Exchange Commission on May 1, 2023.

There are no arrangements or understandings between Mr. Harinstein or any other persons pursuant to which Mr. Harinstein was named a director of the Company. Neither Mr. Harinstein nor his immediate family members have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On July 7, 2023, the Company issued a press release announcing Mr. Harinstein’s appointment. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
99.1	Press Release, dated July 7, 2023*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The information in Exhibit 99.1 is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
** Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: July 7, 2023
By: /s/ Jiri Ponrt Name: Jiri Ponrt Title: Chief Financial Officer